Decommissioning Liabilities	12 Months Ended
Dec. 31, 2020
Provision For Decommissioning Restoration And Rehabilitation Costs [Abstract]
Decommissioning Liabilities

27. DECOMMISSIONING LIABILITIES

The decommissioning provision represents the present value of the expected future costs associated with the retirement of upstream crude oil and natural gas assets, refining facilities and the crude-by-rail terminal.

The aggregate carrying amount of the obligation is:

	2020	2019
Decommissioning Liabilities, Beginning of Year	1,235	875
Liabilities Incurred	14	3
Liabilities Settled	(42)	(52)
Liabilities Disposed	(2)	(8)
Change in Estimated Future Cash Flows	13	21
Change in Discount Rate	(28)	339
Unwinding of Discount on Decommissioning Liabilities (Note 6)	57	58
Foreign Currency Translation	1	(1)
Decommissioning Liabilities, End of Year	1,248	1,235

As at December 31, 2020, the undiscounted amount of estimated future cash flows required to settle the obligation is $4,953 million (2019 – $5,173 million), which has been discounted using a credit-adjusted risk-free rate of 5.0 percent (2019 – 4.9 percent) and an inflation rate of two percent (2019 – two percent). Most of these obligations are not expected to be paid for several years, or decades, and are expected to be funded from general resources at that time. The Company expects to settle approximately $40 million to $45 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates.

Sensitivities

Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

		2020		2019
As at December 31,	Sensitivity Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(228)	313	(236)	332
Inflation Rate	± one percent	321	(235)	340	(243)